Form S-1/A Appendix

Amended Promising Letter

Lansdale Inc will continue to support Achison Inc by granting funds or making loans without interest.

While the share's price of Achison Inc will be less than $20/per shares, Lansdale Inc will have an obligation to support Achison Inc.

After the share's price of Achison Inc will be more than $20/per shares, Lansdale Inc won't have an obligation to support Achison Inc.

Liuyan Li
Liuyan Li
Chairwoman of the Board
Date: 09/16/2016

Wanjun Xie
Wanjun Xie
President
Date: 09/16/2016

Lansdale Inc